UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2019 (February 28, 2019)

ACI WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25346	47-0772104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3520 Kraft Rd, Suite 300

Naples, FL 34105

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (239) 403-4600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 28, 2019, ACI Worldwide, Inc. (“ACIW”) agreed to acquire Speedpay, the U.S. bill pay business of Western Union Company (“WU”), for $750.0 million in cash, subject to adjustments, pursuant to a Stock Purchase Agreement, among ACIW, WU and ACI Worldwide Corp., a wholly owned subsidiary of ACIW.

The closing is subject to customary conditions, including the expiration or termination of the waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976. ACIW secured committed debt financing for the transaction from a syndicate of major banks.

On February 28, 2019, ACIW and WU issued a joint press release announcing the transaction. A copy of the press release is attached hereto as Exhibit 99.1.

Item 2.02.	Results of Operation and Financial Condition.

On February 28, 2019, ACIW published a press release announcing its financial results for the three months and year ended December 31, 2018. A copy of the press release is attached hereto as Exhibit 99.2. Following the publication of the earnings release, ACIW hosted an earnings call in which its financial results were discussed. The investor presentation materials used for the call are attached as Exhibit 99.3 hereto.

The foregoing information (including Exhibits 99.2 and 99.3 hereto) is being furnished under “Item 2.02- Results of Operations and Financial Condition” and “Item 7.01 – Regulation FD Disclosure.” Such information (including Exhibits 99.2 and 99.3 hereto) is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor will it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 7.01.	Regulation FD Disclosure.

See “Item 2.02 – Results of Operation and Financial Condition” above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated February 28, 2019

99.2	Press Release, dated February 28, 2019

99.3	Investor presentation materials, dated February 28, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACI WORLDWIDE, INC.

By:	/s/ Scott W. Behrens
Name:	Scott W. Behrens
Title:	Senior Executive Vice President, Chief Financial Officer and Chief Accounting Officer

Date: February 28, 2019